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                         EXHIBIT 10.8A TO FORM 10-KSB

                               KEY BANK BUILDING
                              AGREEMENT OF LEASE

     THIS LEASE, dated the 31st day of August, 1995, is by and between AMBERJACK, LTD., an Arizona corporation, hereinafter called "Lessor", and PACIFIC ANALYSIS AND COMPUTER CORPORATION, a Washington corporation, hereinafter called "Lessee".

1.   NONSTANDARD PROVISIONS

     The following entries constitute the nonstandard provisions of this lease and are referred to elsewhere herein:

     a.  Floor(s) on which Premises are located:   (5) Fifth

     b.  Approximate Floor area of Premises:   2,458 Rental Square Feet

     c. The term of this lease shall be (60) Sixty months, and shall commence on the 1st day of November, 1995, and end on the 31st day of October, 2000.

     d.  Base Monthly Rent:   See Addendum Number One

     e.  Rent per day during any occupancy prior to commencement of term:    N/A

     f.  Reimbursement for special improvements, lump sum:    N/A

     g.  Uses permitted in Premises:    General Office:  Computer Consulting

     h.  Lessee's address for notices if other than Premises:   N/A

2.   PREMISES

     Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, upon the terms and conditions hereinafter set forth, those certain premises, described in Article (a) and (b) and shown outlined in red on the standard floor plan attached hereto marked Exhibit A and made a part hereof, in that certain building known as the Key Bank Building situated in the City of Bellevue, County of King, State of Washington, 98004, located at 10655-N.E. 4th, Suite 504, hereinafter referred to as "Building". The legal description of the land upon which the Building is situated is: The east half of the west half of Lot 2, Block 3, Cheriton Fruit Gardens, Plat No. 1, according to plat recorded in Volume 7 of Plats, page 47, in King County, Washington; EXCEPT the south 330 feet and except the north 13.5 feet thereof conveyed to the City of Bellevue for street purposes by deed recorded as File No. 4806116, and EXCEPT roads.

     The areas so leased are hereinafter called "Premises."

3.   TERM

     The term of this lease shall be as set forth in Article 1(c).

4.   RENT

     Lessee shall pay Lessor the monthly rental which is set forth in Article 1(d) in United States currency in advance of the eleventh day of each calendar month during said term, at the office of Lessor of building or such



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other place Lessor may from time to time designate in writing. Rent for a partial month shall be prorated based upon the actual number of days in the subject month. Any rent or other payment due from Lessee which is not paid within ten (10) days of the eleventh day of each calendar month shall bear interest from the due date until paid at the lesser of (a) twelve (12%) percent per annum and (b) the highest rate permitted by law. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which may be extremely difficult to ascertain. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor, in addition to the interest due on such late payment as otherwise provided in this Lease, a late charge equal to five (5) percent or such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

5.   USE

     Premises may be used and occupied only for the purposes set forth in
Article 1(g) and for no other purpose or purposes without the written consent of Lessor. No use shall be made of Premises, nor act done in or about Premises, which is illegal, unlawful, or which will increase the existing rate of insurance upon Building. Lessee shall not commit or allow to be committed any waste upon Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in Building, nor shall Lessee, without the written consent of Lessor, use any apparatus, machinery or device in or about Premises which shall cause any substantial noise or vibration. If any of Lessee's office machines and equipment should disturb the quiet enjoyment of any other tenant in Building, then Lessee shall provide adequate insulation, or take such action as may be necessary to eliminate the disturbance. If chairs with rollers are used by Lessee then a chair pad shall be placed over the floor covering occupying the spaces over which the chairs will be moved or rolled. Lessee shall observe the Building Rules and Regulations described in Exhibit B which are incorporated herein by reference, and which may be modified by Lessor from time to time without prior notice.

6.   POSSESSION

     In the event of Lessor's inability to deliver possession of Premises ready for occupancy at the commencement of the lease term, Lessor shall not be liable for any damage caused thereby, except as otherwise expressly stated herein, nor shall this lease become void or voidable, nor shall the lease term be extended, but in such event, no rental shall be payable by Lessee to Lessor for any portion of the lease term prior to actual delivery to Lessee of possession of Premises ready for occupancy by Lessee unless Lessee shall have failed to meet its obligations under Article 23. If Lessee, with Lessor's permission, enters into possession of Premises prior to commencement of lease term, all of the terms and conditions of this lease shall apply during such prior period, except that rental shall be the amount set forth in Article 1 (e) for each calendar day during such prior period.

7.   SERVICES PROVIDED BY LESSOR

     Lessor shall, at its sole cost and expense, maintain all of the public and common areas of Building, such as lobbies, stairs, landscaping, corridors and restrooms, in reasonably good order and condition except for damage occasioned by the act of Lessee. Lessor, at its sole cost, shall furnish Premises during reasonable and usual business hours with electricity for lighting and the operation of office machines, heat and air conditioning as may be reasonably required for the comfortable occupation of Premises, elevator service, lighting replacement, toilet room supplies, window washing with reasonable frequency, and daily janitorial service on the basis of a normal five-day work week during the times and in the manner that such janitorial services are customarily furnished in general office buildings in the area. Lessor shall not be liable for damages, nor shall the rental herein reserved be abated for failure to furnish or delay in furnishing any of the foregoing services, when such failure or delay is caused by accident or conditions beyond the control of Lessor, or by labor disturbances or labor disputes of any character, or by inability to secure fuel, supplies, machinery, equipment or labor after reasonable efforts to do so, or by the making of necessary repairs or improvements to Premises or to Building, nor shall the temporary failure to furnish any of



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such services be construed as an eviction of Lessee or relieve Lessee from the duty of observing and performing any of the provisions of this lease. If Lessee's future use of Premises results in a material increase in the amount of electricity required as related to the rental space occupied over that amount required at the commencement of the term, or for typical office use from 7 A.M. through 6 P.M., five days per week, then Lessee shall, on demand by Lessor, pay for such excess when the same becomes due and payable to the public utility furnishing the same.

8.   REPAIRS AND ALTERATIONS

     Lessee agrees by taking possession of Premises that Premises are then in a tenantable and good condition and that Lessee will take good care of Premises. Lessee shall not make changes to locks on doors or add, disturb or in any way change any plumbing or wiring without first obtaining written consent of Lessor. Lessee shall make no alterations, additions or improvements to Premises without the prior written consent of Lessor, and Lessor may impose as a condition of such consent, such requirements as Lessor in its sole discretion may deem reasonable or desirable, including, without limiting the generality of the foregoing, requirements as to the manner in which, the time or times at which, and the contractor by whom such work shall be done. All such alterations, additions, or improvements shall become the property of Lessor and shall be surrendered with Premises, as a part thereof, at the end of the term hereof, except that Lessor may, by written notice to Lessee given at least thirty (30) days prior to the end of the term, require Lessee to remove all partitions, counters, railing and the like installed by Lessee, and to repair any damages to Premises from such removal. All damage or injury done to Premises by Lessee, its employees or invitees, shall be paid for by Lessee and Lessee shall pay for all damage to the Building caused by Lessee's misuse of Premises. Lessee shall pay for the replacement of doors or windows of Premises which are cracked or broken by Lessee, its employees, agents or invitees and Lessee shall not put any curtains, draperies or other hangings on or beside the windows in Premises without first obtaining Lessor's consent. Lessor may make any alterations of improvements which Lessor may deem necessary for the preservation, safety or improvement of Premises or Building. Lessee shall, at the termination of this lease by expiration of term or otherwise, surrender and deliver up Premises to Lessor in as good condition as when received by Lessee from Lessor, reasonable use and wear and damage by fire or other casualty excepted.

9.   ENTRY AND INSPECTION

     Lessee will permit Lessor and its agents to enter into Premises at all reasonable times for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving Premises or Building and when reasonably necessary may close entrances, doors, corridors, elevators or other facilities without liability to Lessee by reason of such closure and without such action by Lessor being construed as an eviction of Lessee or relieve the Lessee from the duty of observing and performing any of the provisions of this lease. Lessor shall have the right to enter Premises for the purpose of showing Premises to prospective tenants for a period of 180 days prior to the expiration date of the lease term.

10.  DAMAGE OR DESTRUCTION

     If Premises or Building are damaged by fire or other casualty, the damage shall be repaired by and at the expense of Lessor, provided such repairs can be made within ninety (90) days after the occurrence of such damage without the payment of overtime or extraordinary costs to expedite, and until such repairs are completed, the rent shall be abated in proportion to the part of Premises which is unusable by Lessee in the conduct of its business (but there shall be no abatement of rent by reason of any portion of Premises being unusable for a period equal to three days or less).

     If such repairs cannot be made within ninety (90) days Lessor may, at its option, make them within a reasonable time, and in such event this lease shall continue in effect and the rent shall be abated in the manner provided above. Lessor's election to make repairs must be evidenced by written notice to Lessee within thirty (30) days after the occurrence of the damage. If Lessor does not so elect to make such repairs which cannot be made within ninety (90) days then Other party may, by written notice to the other, cancel this lease. A total destruction of Building shall automatically terminate this lease.



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11.  ADVERTISING AND SIGNAGE

     Lessee shall not inscribe any inscription or post, place, or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about Premises or Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside Premises without first obtaining Lessor's written consent thereto.

12.  DAMAGE TO PROPERTY: INJURY TO PERSONS

     Lessee shall indemnify and hold Lessor harmless from any and all claims arising from Lessee's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Lessee in or about the Premises, and shall further indemnify and hold Lessor harmless from any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this lease, or arising from any act or negligence of Lessee or of its agents or employees, and from all costs, attorneys' fees, expenses and liabilities incurred as a result of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon, or about the Premises from any cause which does not result from the negligence of Lessor and Lessee hereby waives all claims in respect thereof against Lessor.

     Lessor or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein, or from the roof, street or subsurface, or from any other place resulting from dampness or any other cause whatsoever which does not result from the negligence of Lessor. Lessor or its agents shall not be liable for interference with the natural light, nor shall Lessor be liable for any latent defect in the Premises or in the Building. Lessee shall give prompt notice to Lessor of any fire, accident or defect discovered within the Premises or the Building.

13.  LIENS AND INSOLVENCY

     Lessee shall keep Premises and Building free from any liens or incumbrances arising out of any work performed by Lessee, materials furnished by Lessee, or obligations incurred by Lessee. Upon the occurrence of any of the following events, Lessor may immediately terminate this lease by giving Lessee notice of its election to do so; (i) if Lessee files a voluntary petition of bankruptcy, or for reorganization under the bankruptcy laws, or is adjudged or (iii) if a receiver is appointed by a court of competent jurisdiction for Lessee's business and it be established in the receivership proceedings that Lessee is insolvent. If any lien is not released within a reasonable amount of time, Lessee shall be considered in default under Article 14.

14.  DEFAULT AND RE-ENTRY

     Except for a default under the preceding paragraph for which immediate right of termination is given to Lessor, if Lessee fails to make any monthly rent payment within ten (10) days after written notice, or to perform any other covenant under this lease within thirty (30) days after written notice from Lessor stating the nature of the default, Lessor may cancel this lease and re-enter and take possession of Premises using all legal means to do so; provided, however, that if the nature of such default other than for non-payment of rent is such that the same cannot reasonably be cured within such thirty (30) day period. Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion. Notwithstanding such retaking of possession by Lessor, Lessee's liability for tile rent provided herein shall not be extinguished for the balance of the term of this lease. Upon such re-entry, Lessor may elect either
(i) to terminate this lease, in which event Lessee shall immediately pay to Lessor a sum equal to that by which the then cash value of the total rent reserved under this lease for the balance of the lease term exceeds the then reasonable rental value of the Premises for the balance of the lease term; or
(ii) without terminating this lease, to relet all or any part of the Prem-



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ises as the agent of and for the account of Lessee upon such terms and conditions as Lessor may deem advisable, in which event the rents received on such reletting shall be applied first to the expenses of reletting and collection including necessary renovation and alterations of the Premises, reasonable attorney's fees and leasing commissions paid, and thereafter to payment of all sums due or to become due Lessor hereunder, and if a sufficient sum shall not be realized to pay such sums and other charges, Lessee shall pay Lessor any deficiency monthly, and Lessor may bring an action therefor as such monthly deficiency shall arise.

     In the event of any such retaking of possession of Premises by Lessor as herein provided, Lessee shall remove all personal property located thereon and, upon failure to do so upon demand of Lessor, Lessor may remove and store the same in any place selected by Lessor, including but not limited to a public warehouse, at the expense and risk of Lessee. If Lessee shall fail to pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Lessor may sell any or all of such property at public or private sale and shall apply the proceeds of such sale first, to the cost of such sale, second, to the payment of the charges for storage, if any; and third, to the payment of other sums of money which may be due from Lessee to Lessor under the terms of this lease, and the balance, if any, to Lessee.

     Lessee hereby waives all claims for damages that may be caused by Lessor's lawfully re-entering and taking possession of Premises or lawfully removing and storing the property of Lessee as herein provided, and will save Lessor harmless from loss, costs or damages occasioned Lessor thereby, and no such lawful re-entry shall be considered or construed to be a forcible entry.

15.  SURRENDER OF POSSESSION

     Upon expiration of the term of this lease, whether by lapse of time or otherwise, Lessee shall promptly and peacefully surrender Premises to Lessor.

16.  COSTS AND ATTORNEY'S FEES

     If Lessee or Lessor shall bring any action for any relief against the other, declaratory or otherwise, arising out of this lease, including any suit by Lessor for the recovery of rent or possession of Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees in such suit, and such attorneys' fees shall be deemed to have accrued on the commencement of such action.

17.  NON WAIVER

     Waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of subsequent breach of such term covenant, or condition, or if any subsequent breach of the same or any other term, covenant or condition herein contained.

     The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant, or condition of this lease., other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

18.  ASSIGNMENT AND SUBLETTING

     Except for an assignment or subletting to a majority owned subsidiary or affiliate of Lessee, Lessee may not assign this lease, or sublet all or any part of Premises, without the Lessor's prior written consent, which consent shall not be unreasonably withheld. Lessor reserves the right, should Lessee request such assignment or subletting, to release Lessee from the terms and provisions of this lease and Lessor shall have thirty (30) days to make such determination. Should Lessor exercise this right, then the lease shall terminate. Until termination hereof, Lessee will, however, still remain liable for the performance of all the terms and conditions hereof. Consent to any such assignment or subletting shall not operate as a waiver of necessity for a consent to any subsequent assignment or subletting, and the terms of such consent shall be binding upon any person holding by, under or through Lessee.



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     If Lessee is a corporation, then any transfer of this lease by Merger, consolidation or liquidation or the ownership of, or power to vote, the majority of its outstanding voting stock shall constitute an a the purposes of this article.

19.  SUCCESSORS

     All of the covenants, agreements, terms and conditions contained in this lease shall apply to and be binding upon Lessor and Lessee and their respective heirs, executors, administrators, successors and assignees.

20.  OPERATING COST/LESSEE'S SHARE

     In addition to the Base Monthly Rent provided in Article 1(d), hereof, Lessee shall pay to Lessor as additional rent, its pro rata share of the Direct Costs paid or incurred by Lessor on account of the operation and maintenance of the Building, which pro rata share shall be determined and payable as follows:

          BASE YEAR:  The calendar year 1995.

          COMPARISON YEAR:  Each calendar year of the term after the Base Year.

     If the Direct Costs paid or incurred by Lessor for the Comparison Year on account of the operation or maintenance of the Building of which the Premises are a part are in excess of the Direct Costs paid or incurred for the Base Year, then Lessee shall pay his pro-rata share as hereafter set forth.

     Direct Costs shall include:

          (i) Real estate taxes on the land and Building, or any other taxes or assessments arising out of the existence of this lease except income, estate or inheritance taxes. Lessee's initial prorata share for this provision is 2.65%.

          (ii) Janitorial service as provided for in paragraph 7. Lessee's initial prorata share for this provision is 3.23%.

          (iii) All other costs of operation, maintenance and repair of the Building including, without limiting the generality of the foregoing, the following: all utility charges for heat, air conditioning, light power, water, sewer, drainage and waste disposal, supplies, insurance, costs of services of independent contractors, wages (including employment taxes and fringe benefits) of all employees performing services uniformly available or to be performed for substantially all Building tenants (but excluding administrative employees), licenses and permits, equipment and tools, and professional fees incurred to reduce or in an attempt to reduce operating costs. Lessees initial prorata share for this provision is 3.01%.

     Direct costs shall not include Lessee alterations, depreciation, interest, leasing fees or capital expenditures required to be capitalized for federal income tax purposes. However, capital expenditures made by Lessee to reduce operating costs may be included in paragraph (iii) if allocated over the life of the component or extended life of the Building.

     Lessor shall endeavor to give to Lessee as soon as possible after the end of each Comparison Year a statement of the increase in rent payable by Lessee hereunder, but failure by Lessor to give such statement shall not constitute a waiver by Landlord of its right to require an increase in rent. Upon receipt of the statement for the first Comparison Year, Lessee shall pay in full the total amount of increase due for the first Comparison Year, and in addition for the then current year, the amount of any such increase shall be used as an estimate for said current year and this amount shall be divided into twelve (12) equal monthly installments and Lessee shall pay to Lessor, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal



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to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, inclusive.

     Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If the next succeeding Comparison Year results in a greater increase in Direct Costs, then upon receipt of a statement from Lessor, Lessee shall pay a lump sum equal to such total increase in Direct Costs over the Base Year, less the total of the monthly installments of estimated increases paid in the previous calendar year; and the estimated monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Lessee's share of Direct costs is less than the preceding year, then upon receipt of Lessor's statement, any overpayment made by Lessee on the monthly installment basis provided above shall be credited towards the next monthly rent failing due and the estimated monthly installments of Direct Costs to be paid shall be adjusted to reflect such lower Direct Costs for the most recent Comparison Year.

     Even though the lease has terminated (by default or otherwise) and Lessee has vacated the Premises, when the final determination is made of Lessee's share of Direct Costs for the year in which this Lease terminates, Lessee shall immediately pay any increase due over the estimated costs paid and conversely any overpayment made in the event said costs decrease shall be immediately rebated by Lessor to Lessee.

     Notwithstanding anything contained in this Article, the rent payable by Lessee shall in no event be less than the rent specified in Article 1(d) hereinabove.

21.  PRIORITY

     This lease shall automatically be subordinate to any mortgage or deed of trust heretofore or hereafter placed upon Building, to any and all advances made or to be made thereunder, to the interest on the obligations secured thereby, and to all renewals, replacements and extensions thereof; provided however, that in the event of foreclosure of any such mortgage or deed of trust or exercise of the power of sale thereunder, Lessee shall attorn to the purchaser of Building at such foreclosure or sale and recognize such purchaser as Lessor under this lease if so requested by such purchaser. If any mortgagee or beneficiary elects to have this lease superior to its mortgage or deed of trust and gives notice of its election to Lessee, then this lease shall thereupon become superior to the lien of such mortgage or deed of trust, whether this lease is dated or recorded before or after the mortgage or deed of trust. Within fifteen (15) days of presentation, Lessee shall execute, acknowledge and deliver to Lessor (i) any subordination or non-disturbance agreement or other instrument that Lessor may require to carry out the provisions of this article, and (ii) any estoppel certificate requested by Lessor from time to time in the standard form of any such mortgagee or beneficiary certifying in writing, if such be true, that Lessee shall be in occupancy, that this lease is unmodified and in full force and effect (or if there have been modifications, and that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges shall have been paid, and that there shall be no rental offsets or claims.

22.  CONDEMNATION

     If the whole of Premises, or if such portion of either Premises or the facilities in Building as may be required for the reasonable use of Premises shall be taken by virtue of any condemnation or eminent domain proceeding, this lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. Current rent shall be apportioned as of the date of such termination. In case of a taking of a part of Premises or a portion of the facilities in Building not required for the reasonable use of Premises, then this lease shall continue in full force and effect and the rental shall be equitably reduced based on the proportion by which the rentable area of Premises is reduced, such rent reduction to be effective on the date of such partial taking. No award for any partial or entire taking shall be apportioned, and Lessee hereby assigns to Lessor any award which may be made in such taking or condemnation together with any and all rights of Lessee now or hereafter arising in or to the same or any part thereof, provided however, that nothing herein shall be deemed to give Lessor any interest in or to require Lessee to assign to Lessor any award made to Lessee for the taking of personal property or fixtures belonging to Lessee, for the interruption of or damage to Lessee's business or for Lessee's moving expenses.

23.  SPECIAL IMPROVEMENTS

     Before occupancy of Premises Lessee shall pay Lessor that certain sum which is set forth in Article 1(f). In addition Lessee shall reimburse Lessor for Lessor's costs of making all special improvements required by Lessee including but not limited to counters, partitioning, electrical and telephone outlets and plumbing connections other than as shown on Exhibit A as furnished by Lessor, provided, however, Lessee shall not be obligated to pay for the costs of any such special improvements made without a written request therefor by Lessee to Lessor. Lessee shall give Lessor written notice of its final color selections and all other details of its office layout in sufficient time to permit Lessor's completion of all work by the commencement date hereunder using its normal crews on a regular time basis, and such notice shall in any event be given not later than fifteen (15) working days before such commencement date.

24.  INSURANCE

     Lessee agrees to carry at its own expense throughout the term of the lease, comprehensive public liability insurance covering the Premises and Lessee's use thereof with a combined single limit of liability of $1,000,000, in the alternative, $1,000,000 per person and $1,000,000 per occurrence for bodily injury or death and $1,000,000 per occurrence for property damage. Lessee shall deliver a Certificate of Insurance to Lessor prior to the date of occupancy of the Premises and said insurance policy shall list and protect Lessor and Lessee as their interest may appear and shall contain an endorsement stating that the insurer agrees to give no less than ten (10) days advance notice to Lessor in the event of modification or cancellation thereof.

25.  MUTUAL RELEASE/WAIVER OF SUBROGATION

     Lessor and Lessee each hereby release the other from any and all liability or responsibility for any direct or consequential loss injury or damage to the Premises, or its contents, caused by fire or any other casualty, during the term of this lease, even if such fire or other casualty may have been caused by the fault or negligence (but not the willful act) of the other party or anyone for whom such party may be responsible. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees if required by said policies to give to each insurance company which has issued to it fire and other property insurance, written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers.

26.  NOTICES

     All notices under this lease shall be in writing and delivered in person or sent by registered or certified mail to Lessor at its offices in Building and to Lessee at Premises, or to such other places as may be set forth in Article 1(h) or after be designated by either party in writing.

27.  NAME OF BUILDING

     The building is known as the Key Bank Building but Lessor reserves the right in its sole discretion to change such name.

28.  CONSTRUCTION

     The titles to paragraphs of this lease are not a part of this lease and shall have no effect upon the construction or interpretation of any part thereof. This lease shall be construed and governed by the law of the State of Washington.



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29.  TIME OF ESSENCE

     Time is of the essence of this lease.

30.  SECURITY DEPOSIT

     Concurrently with its execution of this lease, Lessee shall deliver to Lessor the sum of $1,804.00 (see Article 7 of Addendum Number One), as security for the performance by Lessee of every covenant and condition of this lease. Upon payment of said deposit Lessee shall request and Lessor shall deliver to Lessee a written receipt therefor. Said deposit may be commingled with other funds of Lessor and shall bear no interest. If Lessee shall default with respect to any covenant or condition of this lease, including but not limited to the payment of rent, Lessor may apply the whole or any part of such security deposit to the payment of any sum in default or any other sum which Lessor may be required to spend by reason of Lessee's default. Should Lessee comply with all of the covenants and conditions of this lease, the security deposit or any balance thereof shall be returned to Lessee (or, at the option of Lessor, to the last assignee of Lessee's interest in this lease) at the expiration of the term hereof.

31.  HOLDING OVER

     If Lessee shall, with the written consent of Lessor, hold over after the expiration of the term of this Lease, such tenancy shall be for an indefinite period of time on a month to month tenancy, which tenancy may be terminated as provided by the laws of the State of Washington. During such tenancy Lessee agrees to pay Lessor the same rate of rental as set forth herein, unless a different rate shall be agreed upon, and to be bound by all or the terms, covenants and conditions herein specified, so far as applicable.

32.  ENTIRE AGREEMENT

     This lease embodies the entire agreement between the parties.

33.  SPECIAL PROVISIONS

     [none]


     IN WITNESS WHEREOF, Lessor and Lessee have executed this lease on the day and year first above written.


     LESSOR:                              LESSEE:

     AMBERJACK, LTD.                      PACIFIC ANALYSIS AND COMPUTING
                                          CORPORATION, A WASHINGTON CORPORATION

     By:  SUHRCO MANAGEMENT INC.

     By:  /s/ E. Craig Suhrbier           By:  /s/ William G. Poole
         ------------------------------       ----------------------------------
         Its:  President                      Its:  President
              -------------------------            -----------------------------

     By:  /s/ Steven A. Roselli
         -----------------------------------
         Its: Real Estate Operations Manager
              ------------------------------

                         [NOTARY BLOCKS ATTACHED HERE]

                                   EXHIBIT A

                      PREMISES - FIFTH FLOOR OFFICE PLAN



                                  [SITE  MAP]

                                   EXHIBIT B


                         BUILDING RULES AND REGULATIONS

     1. The sidewalks, entries, passages, court corridors, stairways and elevators shall not be obstructed by and of the Lessees, their employees or agents, or used by them for purposes other than ingress and egress to and from their respective suites.

     All safes or other heavy articles shall be carried up or into the premises only at such times and in such manner as shall be prescribed by the Lessor and the Lessor shall in all cases have the right to specify the proper weight and position of any such safe or other heavy article. Any damage done to the Building by taking in or removing any such equipment or from overloading any floor in any way shall be paid by the Lessee. Defacing or injuring in any way any part of the Building by the Lessee, his agents or employees, shall be paid for by the Lessee.

     2. Lessee will refer all contractors, contractors' representatives and installation technicians rendering any service on or to the premises for Lessee to Lessor for Lessor's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. Such approval, if given, shall in no way make Lessor, a party to any contract between Lessee and any such contractor, and Lessor shall have no liability therefor.

     3. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the said Building unless of such color, size and style and in such place upon or in said Building as shall first be designated by Lessor; there shall be no obligation or duty on Lessor to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of said Building. Signs on doors will be supplied for the Lessee by a sign writer approved by Lessor, the cost of the sign to be paid by the Lessee. A directory in a conspicuous place, with the names of the Lessees, will be provided by Lessor; any necessary revision in this will be made by Lessor within a reasonable time after notice from the Lessee of the error or change making the revision necessary. No furniture shall be placed in front of the Building or in any lobby or corridor without written consent of Lessor. Lessor shall have the right to remove all other signs and furniture, without notice to Lessee at the expense of Lessee.

     4. Lessee shall have the non-exclusive use in common with the Lessor, other tenants, their guests and invitees, of the automobile parking areas, driveways and footways, subject to reasonable rules and regulations for the use thereof as prescribed from time to time by Lessor. Lessor shall have the right to designate parking areas for the use of the building tenants and their employees, and the tenants and their employees shall not park in parking areas not so designated, specifically including driveways, fire lanes, loading/unloading areas, walkways and building entrances. Lessee agrees that upon written notice from Lessor, it will furnish to Lessor, within five (5) days from receipt of such notice, the state automobile license numbers assigned to the automobiles of the Lessee and its employees. Lessor shall not be liable for any vehicle of the Lessee or its employees that the Lessor shall have towed from the premises when illegally parked. Lessor will not be liable for damage to vehicles in the parking areas or for theft of vehicles, personal property from vehicles, or equipment of vehicles. Lessor and Lessee understand that the City of Bellevue has required (and Lessee agrees to be bound by said requirement) that Lessee and employees of Lessee shall not park on off-site surrounding property, whether publicly or privately owned, without the consent of the owner of such surrounding property.

     5. No Lessee shall do or permit anything to be done in said premises, or bring or keep anything therein, which will in any way increase the rate of fire insurance on said Building, or on property kept therein, or obstruct or interfere with the rights of other Lessees, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon said buildings or any part thereof, or conflict with any rules and ordinances of the local Board of Health or any governing bodies.

     6. The janitor of the Building may at all times keep a pass key, and he and other representatives of the Lessor shall at all times be allowed admittance to said Demised Premises.

     7. No additional locks shall be placed upon any doors without the written consent of the Lessor. All keys to the Demised Premises and Building Security Keys shall be furnished by the Lessor in a reasonable number commensurate with the square footage leased. Additional keys and Building Security Keys shall be furnished at Lessee cost. Upon termination of this Lease, all keys and Building Security Keys shall be surrendered, and the Lessee shall then give the Lessor or his agents explanation of the combination of all locks upon the doors of vaults.

     8. No windows or other openings that reflect or admit light into the corridors or passageways, or to any other place in said Building, shall be covered or obstructed by any of the Lessees.

     9. No person shall disturb the occupants of the Building by the use of any musical instruments, the making of unseemly noises, or any unreasonable use. No dogs or other animals or pets of any kind will be allowed in the Building.

     10. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse, or the defacing or injury of any part of the Building, shall be borne by the person who shall occasion it.

     11.  No bicycles or similar vehicles will be allowed in the Building.

     12. Nothing shall be thrown out the windows of the building or down the stairways or other passages.

     13. Lessee shall not be permitted to use or to keep in the Building any kerosene, camphene, burning fluid or other illuminating materials.

     14. If any Lessee desires, at his cost, telegraphic, telephonic or other electric connections, Lessor or its agents will direct the electricians as to where and how the wires may be introduced, and without such directors, no boring or cutting for wires will be permitted.

     15. Lessor or its agents shall have the right to enter the premises to examine the same or to make such repairs, alterations or additions as Lessor shall deem necessary for the safety, preservation or improvement of the Building; and the Lessor or its agents may show said premises and may place on the windows or doors thereof, or upon the bulletin board, a notice "For Rent" for one month prior to the expiration of the Lease.

     16. No portion of the Building shall be used for the purpose of lodging rooms or for any immoral or unlawful purposes.

     17. All glass, locks and trimmings in or about the doors and windows and all electric fixtures belonging to the Building shall be kept whole, and whenever broken by anyone shall be immediately replaced or repaired and put in order by Lessee under the direction and to the satisfaction of Lessor, and on removal shall be left whole and in good repair.

     18. Lessee shall not install or authorize the installation of any vending machines or food preparation devices without Lessor's written approval. Lessor shall have the right to rescind this approval, if given, without liability to Lessee for reimbursement of any Lessee costs or expenses.

     19. Lessor reserves the right at any time to take one elevator out of service to Lessees for exclusive use by the Building management in servicing the Building.

                              ADDENDUM NUMBER ONE
                                 By and Between
                            AMBERJACK, LTD (LESSOR)
                                      and
                    PACIFIC ANALYSIS & COMPUTING CORPORATION
                            A Washington Corporation


     This ADDENDUM NUMBER ONE dated August 31, 1995 is attached to and forms a part of the Agreement of Lease dated August 31, 1995 between AmberJack, Ltd. (Lessor) and Pacific Analysis & Computing Corporation, A Washington Corporation (Lessee).

The parties hereto agree as follows:

     1.   Total base monthly rent will be as follows:

          A. For the Five (5) month period beginning November 1, 1995 and ending March 31, 1996 the base monthly rent is free.

          B. For the Nineteen (19) month period beginning April 1, 1996 and ending October 31, 1997 the base monthly rent shall be Three Thousand Four Hundred Eighty Two and 66/100 Dollars ($3,482.66).

          C. For the Twenty Four (24) month period beginning November 1, 1997 and ending October 31, 1999 the base monthly rent shall be Three Thousand Five Hundred Eighty Five and 00/100 Dollars ($3,585.00).

          D. For the Twelve (12) month period beginning November 1, 1999 and ending October 31, 2000 the base monthly rent shall be Three Thousand Six Hundred Eighty Seven and 00/100 Dollars ($3,687.00).

     2.   Lessor shall make the following improvements to the leased premises:

          Suite 504 shall be modified in accordance with attached Exhibit A. All improvements shall be to building standard and shall include the following:

          Closet at west end of interior corridor (30" deep)
          Closet with shelves on south wall of work room (24" deep)
          Reception counter to have P-lam counter and ledge
          Lessor will relocate existing curtains from Suite 808
          Lessor will provide building standard mini-blinds to all interior re-
            lites
          Separate light switch for Conference Room Locks on large office and work room

     3. Lessee shall have the use of three (3) reserved and nine (9) unreserved parking stalls for the term of this lease. Use of said stalls shall be during normal business hours Monday through Friday 8:00 AM - 5:00 PM. Location of said stalls shall be determined by Lessor. Lessee agrees to abide by all existing and future parking rules and regulations as prescribed by Lessor/Lessor's representative.

     4. Provided Lessee is not in default under the terms of this lease and is in compliance with all of its obligations hereunder, Lessee but not an assignee or subtenant, can notify Lessor of their intent to expand or relocate to larger space in the Key Bank Building by providing the Lessor with written notice of said intent. If the Lessor cannot find space in the building acceptable to Lessee, Lessee may terminate this Agreement 120 days from Lessor's receipt of the first notice of Lessee's intent to expand. As compensation for this early termination, Lessee will pay to Lessor an amount equal to the unamortized tenant improvements and leasing commissions associated with this lease transaction until the end of the lease or until the space is leased to another tenant whichever occurs first.

     5. Tenant shall not cause or permit any Hazardous Substances to be used, stored, generated or disposed of on, in or about the Premises by Tenant, Tenant's agents, employees, contractors, or invitees without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated, or disposed of on, in or about the Premises, or if the Premises becomes contaminated in the manner, Tenant shall indemnify and hold harmless the Landlord (and its agents and employees) for any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the premises or the land or building of which they area a part, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorneys' fees, consultants, and expert fees) arising during or after the Lease Term and arising as a result of any use, storage, generation or disposal of any Hazardous Substance or any such contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, restoration mandated by federal, state or local agency or political subdivision. If the Tenant causes or permits the presence of any Hazardous Substances on the Premises that results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Substances on the Premises. Tenant shall first obtain Landlord's approval for any such remedial action.

     As used herein, "Hazardous Substances" means any substance that is toxic, ignitable, reactive or corrosive regardless whether same is regulated by any local government, the State of Washington, or the United States Government. "Hazardous Substance" includes, but is not limited to any toxic or hazardous substance and any and all material or substances that are defined as "hazardous waste", "extremely hazardous waste", or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorobiphenyls ("PCBs"),. petroleum and petroleum products.

     6. Article 8, Repairs and Alterations shall be amended to include the following:

     Lessee shall comply with and shall be responsible for the cost of any and all improvements, modifications and alterations to the Premises required by any Federal, State or local statute, law, rule, regulation or ordinance, including, without limitation, the Americans with Disabilities Act.

     7. Upon the latter of delivery of possession on 11/l/95, the existing lease dated the 28th day of March, 1994 between Pacific analysis & Computing Corporation and AmberJack, Ltd. for Suite 808 is terminated and shall become null and void. The security deposit shall be paid to Pacific Analysis & Computing Corporation or credited to the security deposit requested herein.

     All other terms and conditions remain unchanged.

     LESSOR:                              LESSEE:

     AMBERJACK, LTD.                      PACIFIC ANALYSIS AND COMPUTING
                                          CORPORATION, A WASHINGTON CORPORATION

     By:  SUHRCO MANAGEMENT INC.

     By:  /s/ E. Craig Suhrbier           By:  /s/ William G. Poole
         ------------------------------       ----------------------------------
         Its:  President                      Its:  President
              -------------------------            -----------------------------

     By:  /s/ Steven A. Roselli
         -----------------------------------
         Its: Real Estate Operations Manager
              ------------------------------

                         [NOTARY BLOCKS ATTACHED HERE]

                              ADDENDUM NUMBER TWO
                                 By and Between
                            AMBERJACK, LTD (Lessor)
                                      and
               PACIFIC ANALYSIS & COMPUTING CORPORATION (Lessee)
                            A Washington Corporation


     This ADDENDUM NUMBER TWO dated June 26, 1997 is attached to and forms a part of the Agreement of Lease and Addendum Number One dated August 31, 1995 between AmberJack, Ltd. (Lessor) and Pacific Analysis & Computing Corporation, A Washington Corporation (Lessee).

     The parties hereto agree as follows:

     1. Beginning July 1, 1997 the Premises shall be expanded approximately 897 square feet to total approximately 3,355 square feet and the term of the Lease shall be extended and expire on October 31, 2002.

     2.   Total base monthly rent will be as follows:

          A. For the Four (4) month period beginning July 1, 1997 and ending October 31, 1997 the base monthly rent shall be $4,941.78.

          B. For the Twenty four (24) month period beginning November 1, 1997 and ending October 31, 1999 the base monthly rent shall be $5,044.12.

          C. For the Twelve (12) month period beginning November 1, 1999 and ending October 31, 2000 the base monthly rent shall be $5,146.12.

          D. For the Twenty four (24) month period beginning November 1, 2000 and ending October 31, 2002 the base monthly rent shall be $6,150.83.

     3.   Lessor shall make the following improvements to the Premises:

          Suite 504 shall be modified in accordance with attached Exhibit A. All improvements shall be to building standard and shall include the following:

          1.  Demolition of walls.
          2.  New walls.
          3.  Reinstall one (1) relite with mini blind.
          4. Change five (5) duplex outlets to fourplex outlets. Add one (1) new duplex outlet.
          5.  Recarpet only the expansion space.
          6.  Repaint only the expansion space.

     All costs of tenant improvement in excess of $10,500.00 will be amortized over the lease ten at 10% and payable by Lessee as additional Base Monthly Rent.

     4. Employee Parking: Beginning November 1, 2000, through October 31, 2002 Lessee shall be obligated to pay for three (3) reserved parking stalls at prevailing retail monthly parking rates and nine (9) unreserved parking stalls at prevailing retail monthly parking rates for each stall over the term of the Lease. Use of said stalls shall be during normal business hours Monday through Friday 8:00a.m.- 5:00 p.m. Location of said stalls shall be determined by Lessor and may be relocated from time to time at Lessor's sole discretion. Lessee agrees to abide by all existing and future parking rules and regulations reasonably established by Lessor. The monthly rate may be changed from time to time at the sole discretion of Lessor.

     5. Operating Cost/Lessee's Share, Article 20 of the Lease, shall be amended to increase Direct Cost percentages as follows:

         (i)   from 2.65% to 4.05%
         (ii)  from 3.23% to 4.93%

     6. Operating Cost/Lessee's Share, Article 20 of the Lease shall be amended as follows:

         Beginning July 1, 1997 the Base Year shall be Calendar Year 1996.

     7.  Paragraph 4 of Addendum Number One shall be stricken from the Lease.

     8. Lessee shall not cause or permit any Hazardous Substances to be used, stored, generated, released, discharged or disposed of on, in, under or about the Premises by Lessee, Lessee's agents, employees, agents, contractors, or invitees without first obtaining Lessor's prior written consent. If Hazardous Substances are used, stored, generated, or disposed of on, in or about the Premises, or if the Premises becomes contaminated in the manner, Lessee shall indemnify and hold harmless the Lessor (and its agents and employees) for any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, a decrease in value of the premises or die land or building of which they are a part, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact on marketing of the space, any and all sums paid for settlement of claims, attorneys fees, consultants, and expert fees) arising during or after the Lease Term and arising as a result of any use, storage, generation, release, discharge or disposal of any Hazardous Substance or any such contamination by Lessee.
This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, restoration mandated by federal, state or local agency or political subdivision. If the Lessee causes or permits the presence of any Hazardous Substances on the Premises that results in contamination, Lessee shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Substances on the Premises. Lessee shall first obtain Lessor's approval for any such remedial action.

     Lessee further agrees and covenants as follows:

          1. To comply with all Environmental Laws in effect, or may come into effect, applicable to the Lessee or Lessee's use and occupancy of the Premises;

          2. To immediately notify Lessor, in writing, of any existing, pending or threatened (a) investigation, inquiry, claim or action by any governmental authority in connection with any Environmental Laws; (b) third party claims; (c) regulatory actions; and/or (d) contamination of the Premises;

          3. Lessee shall at Lessee's expense, investigate, monitor, remediate, and/or clean up any Hazardous Material or other environmental condition on, about, or under the Premises required as a result of Lessee's use or occupancy of the Premises; and

          4. To keep the Premises free of any lien imposed pursuant to any Environmental Laws.

     The Lessee's obligations, responsibilities, and liabilities under this Section shall survive the expiration of this Lease.

     As used herein, "Hazardous Substances" means any substance that is toxic, ignitable, reactive or corrosive regardless whether same is regulated by any local government, die State of Washington, or the United States Government, including, without limitation, (1) any "hazardous waste" and/or "hazardous substance" defined pursuant to any Environmental Laws; (2) asbestos or any substance containing asbestos; (3) polychlorinated biphenyl's; (4) lead; (5) radon; (6) pesticides; (7) petroleum or any other substance containing hydrocarbons; (8) any substance which, when on the Premises, is prohibited by any Environmental Laws; and (9) any other substance, material, or waste which,
(i) by any Environmental Laws requires special handling or notification of any governmental authority in its collection, storage, treatment, or disposal or
(ii) is defined or classified as hazardous, dangerous or toxic pursuant to any legal requirement.

     "Environmental Laws" shall mean: any and all federal, state and local laws, statutes, codes, or ordinances, regulations, rules or other requirements, relating to human health or safety or to the environment, including, but not limited to, those applicable to the storage, treatment, disposal, handling and release of any Hazardous Materials, all as amended or modified from time to time.

     All other terms and conditions shall remain unchanged.

     LESSOR:                              LESSEE:

     AMBERJACK, LTD.                      PACIFIC ANALYSIS AND COMPUTING
                                          CORPORATION, A WASHINGTON CORPORATION

     By:  SUHRCO MANAGEMENT INC.

     By:  /s/ E. Craig Suhrbier           By:  /s/ William G. Poole
         ------------------------------       ----------------------------------
         Its:  President                      Its:  President
              -------------------------            -----------------------------

     By:  /s/ Janice R. Oberholtzer
         ------------------------------
         Its:  Controller
              -------------------------

                         [NOTARY BLOCKS ATTACHED HERE]